Exhibit 99.2Exhibit 99.2

Disclaimer This investor presentation (this Presentation ') is for informational purposes only to assist interested parties in mokmg their own evaluation wdh respect to the proposed business combination (the ~Business Combination ) between Oak tree Acquisihon Corp. ( OAC} and Hims, Inc. (the Company} . The informat1on contained herein does not purport to be oll-mclus•ve and none of OAC, the Company or their respective affiliates makes any representohon or warranty, express or implied, as to the occurocy, completeness or reliob•lity of the information contained in this Presentation. This Presentation does not constitute (i) o solicitation of o proxy, consent or outhorizof1on with respect to any securihes or in respect of the proposed Business Combination or (ii) on offer to sell, o solicitohon of on offer to buy, or a recommend chon to purchase any security of OAC, the Company, or any of their respective affiliates. You shotJid not construe the contents of th1s Presentation as legal. tax. occounhng or investment advice oro recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters descnbed herein, and, by accepting this Presentation, you confirm that you ore not relying upon the information contained herein to make any deciston. The distnbution of this Presentation may also be restricted by low and persons into whose possess1on th1s Presentation comes should inform themselves about and observe any such restncflons. The rectpient acknowledges that it is (a) aware that the United States securd•es lows proh1bit any person who has motenol. non-pubhc information concerning o company from purchasing or selhng securihes of such compony or from commun1coting such informohon to any other person under circumstances in which it is reasonably foreseeable that such person •s likely to purchase or sell such securities. and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the Exchange Act''), and that the rec1p1ent will neither use, nor cause any th~rd party to use, this Presentation or any information contained herein in contravention of the Exchange Act. mcluding, without ltmitation, Rule lOb-S thereunder. Th is Presentation and mformotion contained herein constitutes confidential informohon and is provided to you on the cond1tion that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or d1stribute it in whole or in port without the prtor written consent of OAC and the Company and IS intended for the recipient hereof only. Forward-Looking Statements Certain statements in th1s Presentation may be considered forword-lookmg statements. Forward-looking statements generally relate to future events or OAC's or the Company's future financial or operating performance. For example, projections of future EBITOA. revenue and other metrics ore forward-looking statements. In some cases, you con identify forword-look1ng statements by termmology such as may , should': expect': intend': will': eshmote , onticipote': believe~, 'predict': potential or continue , or the negatives of these terms or vor1at1ons of them or s1milor terminology. Such forward-looking statements ore subject to risks, uncerto1nties, and other factors which could cause actual results to differ materially from those expressed or imphed by such forward looking statements. These forward-looking statements ore based upon estimates and assumptions that, while considered reasonable by OAC and its management, and the Company and its management. as the case may be, ore inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but ore not limited to: (1) the occurrence of any event, change o r other ctrcumstonces tha t could give rise to the terminohon of negotiations and any subsequent definitive agreements w1th respect to the Business Combination; {2) the outcome of any legal proceedings tha t may be instituted against OAC, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inobihty to complete the Business Combination due to the failure to obtain approval of the shareholders of OAC, to obtain finoncmg to complete the Business Combination or to satisfy other condrtions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as o result of applicable lows or regulations or as o condition to obta1ning regulatory approval of the Business Comb1notion; (5) the obihty to meet stock exchange listmg standards following the consummation of the Business Combination; (6) the risk that the Bus1ness Combmahon d•srupts current pions and operahons of the Company as o result of the announcement and consummation of the Business Comb1notion; (7) the obiltty to recognize the anticipated benefits of the Business Combmotion, which may be affected by, among other things, competition, the ab1hty of the combined company to grow and manage growth profitably, maintain relohonships wdh customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in opphcoble lows or regulations; (10) the possibility thot the Company or the combined company may be adversely affected by other econom1c, business, and/or competitive factors; {II) the Company's estimates of expenses and profitability; (12) the limited operating history of the Company; {13) technological and regulatory developments affecting the Company's industry; (14) the ability of the Company to odd new patient members and providers to its platform; {15) the ability of the Company to successfully expand its platform and •ncreose addressable morkets; {16) the ability of the Company to mo1nto1n and enhance its reputation, brand recognrtion and business, along with the security and reliability of its platform; and {17) other risks and uncertainties set forth in OAC's Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Nothing in th1s Presentation should be regarded as o representation by any person that the forword-lookmg statements set forth herein will be och1eved or that any of the contemplated results of such forward-looking statements wdl be achieved. You shotJid not place undue reliance on forward-looking statements, which speak only as of the dote they are mode. Neither OAC nor the Company undertakes any duty to update these forward-looking statements. hims&hers 2 Disclaimer This investor presentation (this Presentation ') is for informational purposes only to assist interested parties in mokmg their own evaluation wdh respect to the proposed business combination (the ~Business Combination ) between Oak tree Acquisihon Corp. ( OAC} and Hims, Inc. (the Company} . The informat1on contained herein does not purport to be oll-mclus•ve and none of OAC, the Company or their respective affiliates makes any representohon or warranty, express or implied, as to the occurocy, completeness or reliob•lity of the information contained in this Presentation. This Presentation does not constitute (i) o solicitation of o proxy, consent or outhorizof1on with respect to any securihes or in respect of the proposed Business Combination or (ii) on offer to sell, o solicitohon of on offer to buy, or a recommend chon to purchase any security of OAC, the Company, or any of their respective affiliates. You shotJid not construe the contents of th1s Presentation as legal. tax. occounhng or investment advice oro recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters descnbed herein, and, by accepting this Presentation, you confirm that you ore not relying upon the information contained herein to make any deciston. The distnbution of this Presentation may also be restricted by low and persons into whose possess1on th1s Presentation comes should inform themselves about and observe any such restncflons. The rectpient acknowledges that it is (a) aware that the United States securd•es lows proh1bit any person who has motenol. non-pubhc information concerning o company from purchasing or selhng securihes of such compony or from commun1coting such informohon to any other person under circumstances in which it is reasonably foreseeable that such person •s likely to purchase or sell such securities. and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the Exchange Act''), and that the rec1p1ent will neither use, nor cause any th~rd party to use, this Presentation or any information contained herein in contravention of the Exchange Act. mcluding, without ltmitation, Rule lOb-S thereunder. Th is Presentation and mformotion contained herein constitutes confidential informohon and is provided to you on the cond1tion that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or d1stribute it in whole or in port without the prtor written consent of OAC and the Company and IS intended for the recipient hereof only. Forward-Looking Statements Certain statements in th1s Presentation may be considered forword-lookmg statements. Forward-looking statements generally relate to future events or OAC's or the Company's future financial or operating performance. For example, projections of future EBITOA. revenue and other metrics ore forward-looking statements. In some cases, you con identify forword-look1ng statements by termmology such as may , should': expect': intend': will': eshmote , onticipote': believe~, 'predict': potential or continue , or the negatives of these terms or vor1at1ons of them or s1milor terminology. Such forward-looking statements ore subject to risks, uncerto1nties, and other factors which could cause actual results to differ materially from those expressed or imphed by such forward looking statements. These forward-looking statements ore based upon estimates and assumptions that, while considered reasonable by OAC and its management, and the Company and its management. as the case may be, ore inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but ore not limited to: (1) the occurrence of any event, change o r other ctrcumstonces tha t could give rise to the terminohon of negotiations and any subsequent definitive agreements w1th respect to the Business Combination; {2) the outcome of any legal proceedings tha t may be instituted against OAC, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inobihty to complete the Business Combination due to the failure to obtain approval of the shareholders of OAC, to obtain finoncmg to complete the Business Combination or to satisfy other condrtions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as o result of applicable lows or regulations or as o condition to obta1ning regulatory approval of the Business Comb1notion; (5) the obihty to meet stock exchange listmg standards following the consummation of the Business Combination; (6) the risk that the Bus1ness Combmahon d•srupts current pions and operahons of the Company as o result of the announcement and consummation of the Business Comb1notion; (7) the obiltty to recognize the anticipated benefits of the Business Combmotion, which may be affected by, among other things, competition, the ab1hty of the combined company to grow and manage growth profitably, maintain relohonships wdh customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in opphcoble lows or regulations; (10) the possibility thot the Company or the combined company may be adversely affected by other econom1c, business, and/or competitive factors; {II) the Company's estimates of expenses and profitability; (12) the limited operating history of the Company; {13) technological and regulatory developments affecting the Company's industry; (14) the ability of the Company to odd new patient members and providers to its platform; {15) the ability of the Company to successfully expand its platform and •ncreose addressable morkets; {16) the ability of the Company to mo1nto1n and enhance its reputation, brand recognrtion and business, along with the security and reliability of its platform; and {17) other risks and uncertainties set forth in OAC's Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Nothing in th1s Presentation should be regarded as o representation by any person that the forword-lookmg statements set forth herein will be och1eved or that any of the contemplated results of such forward-looking statements wdl be achieved. You shotJid not place undue reliance on forward-looking statements, which speak only as of the dote they are mode. Neither OAC nor the Company undertakes any duty to update these forward-looking statements. hims&hers 2

Disclaimer (cont'd) Non-GAAP Financial Meos.ures Presentation includes certain finonctol measures not presented in accordance with generally accepted occounhng principles (' GAAP ) including, but not limited to, EBITOA. These non-GAAP finonctol measures ore not measures of hnonciol performance in accordance with GAAP and may exclude items that ore significant in understanding and Th is assessing the Company's hnonciol results. Therefore, these measures shot.~ld not be cons1dered in isolohon o r as on alternative to net income, cosh flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of fmonciol results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides on additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company's financial measures with other s1milor companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures ore subject to mherent limitations as they reflect the exercise of judgments by management about which expense and income ore excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to the appendix found at the end of this presentat1on foro reconciliation of these measures to what the Company beheves ore the most directly comparable measure evaluated in accordance wdh GAAP. Th is Presentation also includes certa1 n proJechons of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these proJected measures, together with some of the excluded information not being oscertoinoble or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no d 1sclosure of estimated comparable GAAP measures is included and no reconcilia tion of the forward-looking non-GAAP financial measures is included. of Projections Use Th is Presentation contains financial forecasts with respect to the Compony·s proJected financial results, including Revenue and EBITOA. for the Company's fiscal years 2020 through 2022. The Company's independent auditors hove not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they d1d not express on opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as bemg necessonly indicative of future results. The ossumphons and eshmotes underlying the prospecflve financial information ore inherently uncertain and ore subject to a wide variety of significant busmess, economic and compehtive risks and uncertainties that could cause actual results to d1ffer materially from those contained in the prospective financial informa tion. Accordingly, there con be no assurance that the prospective results are indicative of the future performance of the Company o r tha t actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representohon by any person that the results contained in the prospective financial information will be achieved. lnduatry and Market Data In this Presentation, OAC and the Company rely on and refer to certain informa tion and statistics obtained from third-party sources which they believe to be reliable. Nedher OAC nor the Company has independently verified the accuracy or completeness of any such third-party informohon. Additional Information OAC intends to file with the Securities and Exchange Commission (the ,.SEC ) a Registration Statement containing a proxy statement/prospectus relating to the proposed Business Combination, which will be ma1led to its shareholders once defimtive. This Presentation does not contain all the informohon that should be considered concerning the proposed Business Combination and IS not intended to form the basis of any investment decision or any other dec1sion in respect of the Business Combination. OAC's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these motenols wdl contain important information about the Company, OAC and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination wdl be moiled to shareholders of OAC as of o record dote to be established for votmg on the proposed Business Comb1notion. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing o request to: Ooktree Acquisihon Corp., 333 South Grand Avenue, 28th Floor,los Angeles, Cohfomio. Participants in the Solicitation OAC and its directors and executive officers may be deemed participants in the solicitation of proxies from OAC's shareholders with respect to the proposed Business Combinohon. A list of the names of those d~rectors and executive officers and a description of their interests in OAC is contained in OAC's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, wh1ch was filed wdh the SEC and is ova1lable free of charge a t the SEC's web site at www.sec.gov, or by d~recting o request to Ooktree Acquisition Corp., 333 South Grand Avenue, 28th Floor, los Angeles, Cohfomio. Addihonal informat1on regarding the interests of such porf1C1pants wdl be contained in the proxy statement/prospectus for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of prox1es from the shareholders of OAC in connection with the proposed Bus• ness Combmohon. A list of the names of such d1rectors and executive officers and information regarding the1r interests in the proposed Bustness Combinat1on will be included in the proxy statement/prospectus for the proposed Business Combination when available. hims&hers 3 Disclaimer (cont'd) Non-GAAP Financial Meos.ures Presentation includes certain finonctol measures not presented in accordance with generally accepted occounhng principles (' GAAP ) including, but not limited to, EBITOA. These non-GAAP finonctol measures ore not measures of hnonciol performance in accordance with GAAP and may exclude items that ore significant in understanding and Th is assessing the Company's hnonciol results. Therefore, these measures shot.~ld not be cons1dered in isolohon o r as on alternative to net income, cosh flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of fmonciol results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides on additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company's financial measures with other s1milor companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures ore subject to mherent limitations as they reflect the exercise of judgments by management about which expense and income ore excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to the appendix found at the end of this presentat1on foro reconciliation of these measures to what the Company beheves ore the most directly comparable measure evaluated in accordance wdh GAAP. Th is Presentation also includes certa1 n proJechons of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these proJected measures, together with some of the excluded information not being oscertoinoble or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no d 1sclosure of estimated comparable GAAP measures is included and no reconcilia tion of the forward-looking non-GAAP financial measures is included. of Projections Use Th is Presentation contains financial forecasts with respect to the Compony·s proJected financial results, including Revenue and EBITOA. for the Company's fiscal years 2020 through 2022. The Company's independent auditors hove not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they d1d not express on opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as bemg necessonly indicative of future results. The ossumphons and eshmotes underlying the prospecflve financial information ore inherently uncertain and ore subject to a wide variety of significant busmess, economic and compehtive risks and uncertainties that could cause actual results to d1ffer materially from those contained in the prospective financial informa tion. Accordingly, there con be no assurance that the prospective results are indicative of the future performance of the Company o r tha t actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representohon by any person that the results contained in the prospective financial information will be achieved. lnduatry and Market Data In this Presentation, OAC and the Company rely on and refer to certain informa tion and statistics obtained from third-party sources which they believe to be reliable. Nedher OAC nor the Company has independently verified the accuracy or completeness of any such third-party informohon. Additional Information OAC intends to file with the Securities and Exchange Commission (the ,.SEC ) a Registration Statement containing a proxy statement/prospectus relating to the proposed Business Combination, which will be ma1led to its shareholders once defimtive. This Presentation does not contain all the informohon that should be considered concerning the proposed Business Combination and IS not intended to form the basis of any investment decision or any other dec1sion in respect of the Business Combination. OAC's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these motenols wdl contain important information about the Company, OAC and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination wdl be moiled to shareholders of OAC as of o record dote to be established for votmg on the proposed Business Comb1notion. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing o request to: Ooktree Acquisihon Corp., 333 South Grand Avenue, 28th Floor,los Angeles, Cohfomio. Participants in the Solicitation OAC and its directors and executive officers may be deemed participants in the solicitation of proxies from OAC's shareholders with respect to the proposed Business Combinohon. A list of the names of those d~rectors and executive officers and a description of their interests in OAC is contained in OAC's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, wh1ch was filed wdh the SEC and is ova1lable free of charge a t the SEC's web site at www.sec.gov, or by d~recting o request to Ooktree Acquisition Corp., 333 South Grand Avenue, 28th Floor, los Angeles, Cohfomio. Addihonal informat1on regarding the interests of such porf1C1pants wdl be contained in the proxy statement/prospectus for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of prox1es from the shareholders of OAC in connection with the proposed Bus• ness Combmohon. A list of the names of such d1rectors and executive officers and information regarding the1r interests in the proposed Bustness Combinat1on will be included in the proxy statement/prospectus for the proposed Business Combination when available. hims&hers 3 hims & hers at a glance

a category defining health company bringing complete choice to consumers by combining access, affordability and transparency

131
employees

2mm+
cumulative telemedicine consultations[1]

71%
gross margins

240
specialty providers

250k+
customer subscriptions

91%
recurring revenue[2]



128% CAGR
$27
$83
$138
2018A
2019A
2020E

Annual revenue
($ millions, unaudited)

Source: Company internal data
Note: All numbers as of June 2020; Projections are before contribution of recently launched and soon-to-be-launched business lines
1. Defined as the creation of a consultation ID in the medical review system
2. Recurring revenue defined as revenue from subscriptions during the quarter ended June 30, 2020 hims & hers 4

world class suite of
committed shareholders
with aligned, long-term interests and a track record of innovation

8VC
FOUNDERS FUND
FORERUNNER VENTURES
IVP
Redpoint
cherubic ventures
THRIVE CAPITAL
Maverick
McKesson Ventures
CPP INVESTMENT BOARD
OAKTREE
SVAngel

hims & hers 5

led by a visionary founder and veteran leadership with the most relevant healthcare, technology & consumer experience

							
Andrew Dudum	**Spencer Lee**	**Patrick Carroll**	**Melissa Baird**	**Soleil Boughton**	**Leah Millheiser**	**Lori Jackson**	**Julian Cohen**
Chief Executive Officer	Chief Financial Officer	Chief Medical Officer	Chief Operations Officer	Chief Legal Officer	SVP Medical Affairs	SVP Operations	SVP Behavioral Health
ATOMIC	minted.	Walgreens	BONOBOS	Google	Stanford MEDICINE	DOLLAR SHAVE CLUB	TELADOC.
	JULEP		zulily	JONES DAY	sprout pharmaceuticals	NETFLIX	MDLIVE

hims&hers 6

the US healthcare system is one of the last multi-trillion dollar markets yet to be disrupted 3 Healthcare Financial 2 2 With 330mm people's RetaW Transportation Servic:es $4tn health at risk, improving $5tn $2tn $1.5tn the status quo is arguably the most impactful opportunity of our lifetime • • • hims&hers 7 I. lbisworld, 2019; 2. SolcctUSA; 3. CMS NHE Fact Shoet, March 2020 the US healthcare system is one of the last multi-trillion dollar markets yet to be disrupted 3 Healthcare Financial 2 2 With 330mm people's RetaW Transportation Servic:es $4tn health at risk, improving $5tn $2tn $1.5tn the status quo is arguably the most impactful opportunity of our lifetime • • • hims&hers 7 I. lbisworld, 2019; 2. SolcctUSA; 3. CMS NHE Fact Shoet, March 2020

Expensive Inaccessible Inconvenient for the average American the healthcare system is broken ,- •, -··· and disjointed, and the .-:\ : 24 ~ lm4 • • ' days 1 statistics are staggeringly sad ' , ·----- of U.S. families can't ER visits are the result of average time to schedule 1 afford their deductible inaccessibility to a first-time appointment 3 regularly scheduled with a doctor in the U.S. 2 doctor visits Per capita spend in the United States has doubled in the last 20 years, however, U.S. life expectancy a health indicators are falling behind peers in the global landscape of U.S. families decided of U.S. rural counties are millennia Is would rather not to seek medical care considered primary care search for medical Our platform addresses the core pain points in the past 12 months due health professional advice online vs. seeing for today's patients 4 6 to cost shortage areas and 9'ro doctors in-person 5 have no physicians at all 1. PwC Cost Trend Analysis; 2. McKinsey: Healthcare consumerism 2018: An update on the journey; 3. Merritt Hawkins: 2017 Survey of Physician Appointment Wait Times and Medicare and Medicaid Acceptance Rates; 4. Bankrate, As coronavirus spreads, nearly 1 in 3 Americans admit to not seeking medical care due to cost, March 2020; 5. National Rural Health Association; 6. Harmony Heafthcare IT, Survey Reveals Mi/fennials Relationship with Health Care, August hims&hers 8 2019 Expensive Inaccessible Inconvenient for the average American the healthcare system is broken ,- •, -··· and disjointed, and the .-:\ : 24 ~ lm4 • • ' days 1 statistics are staggeringly sad ' , ·----- of U.S. families can't ER visits are the result of average time to schedule 1 afford their deductible inaccessibility to a first-time appointment 3 regularly scheduled with a doctor in the U.S. 2 doctor visits Per capita spend in the United States has doubled in the last 20 years, however, U.S. life expectancy a health indicators are falling behind peers in the global landscape of U.S. families decided of U.S. rural counties are millennia Is would rather not to seek medical care considered primary care search for medical Our platform addresses the core pain points in the past 12 months due health professional advice online vs. seeing for today's patients 4 6 to cost shortage areas and 9'ro doctors in-person 5 have no physicians at all 1. PwC Cost Trend Analysis; 2. McKinsey: Healthcare consumerism 2018: An update on the journey; 3. Merritt Hawkins: 2017 Survey of Physician Appointment Wait Times and Medicare and Medicaid Acceptance Rates; 4. Bankrate, As coronavirus spreads, nearly 1 in 3 Americans admit to not seeking medical care due to cost, March 2020; 5. National Rural Health Association; 6. Harmony Heafthcare IT, Survey Reveals Mi/fennials Relationship with Health Care, August hims&hers 8 2019 now is the time for the modern digitization of the healthcare industry 2012 2015 1994 2oos 1 2oo9 il'RAFT ;femmr..a.c& amazon E\) Spotify [!] Square '7 KINGS Sports Betting Insurance Retail I Commerce Radio I Music Payments • • • • • • • • 2012 hints&hers 1997 Healthcare NETFLIX lyA 2008 2009 Transportation TV I Video @J airbnb Uber Hotels Transportation 2005 2010 201 199 2000 hims&hers 9 now is the time for the modern digitization of the healthcare industry 2012 2015 1994 2oos 1 2oo9 il'RAFT ;femmr..a.c& amazon E\) Spotify [!] Square '7 KINGS Sports Betting Insurance Retail I Commerce Radio I Music Payments • • • • • • • • 2012 hints&hers 1997 Healthcare NETFLIX lyA 2008 2009 Transportation TV I Video @J airbnb Uber Hotels Transportation 2005 2010 201 199 2000 hims&hers 9

OY hims&hers 10 OY hims&hers 10

hims&hers Consumer Brand the first digitally native, h fully verticalized Distributed Provider Network multi-condition health platform-providing Clinically Focused EMR access to high quality, integrated care from Digital Native Telemedicine Platform start-to-finish ... sTI Cloud Pharmacy hims &hers 11 hims&hers Consumer Brand the first digitally native, h fully verticalized Distributed Provider Network multi-condition health platform-providing Clinically Focused EMR access to high quality, integrated care from Digital Native Telemedicine Platform start-to-finish ... sTI Cloud Pharmacy hims &hers 11

...enabling the health experience of the future that modern consumers expect hers
what issue can we help with today?
Skincare
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Anxiety and Depression
Dr. Amedeo
my chin and on my cheeks and I've tried some over the counter options but am looking to really tackle this
Dr. Amedeo
Symptom Review
Hello Anna, thank you for sending these images. I know how frustrating adult acne can be. The good news is, this very much seems treatable. I've prescribed a custom formula for your acne.
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Your shipment is on its way.

hims & hers 12

this is the new front door to healthcare-where the patient is our consumer and the experience is frictionless hims& hers t Fast& Comprehensive Ubiquitous Stigma Personalized & Affordable Efficient Access Free for You average patient primary care visit on 24/7 access safe and comfortable potential for greater consultation our platform is $39 vs. nationwide so experience that our personalization and submission within one average cost of everyone can get the patients feel (often first improved outcomes by 2 hour vs. average of 24 $200-300 to visit a care they need time buyers) a fully digital platform days for traditional doctor in-person 1 appointment hims&hers 13 1. Merrill Hawkins: 2017 Survey of Physician Appointment Wait Times and Medicare and Medicaid Acceptance Rates; 2. Medical Expenditure Panel Survey this is the new front door to healthcare-where the patient is our consumer and the experience is frictionless hims& hers t Fast& Comprehensive Ubiquitous Stigma Personalized & Affordable Efficient Access Free for You average patient primary care visit on 24/7 access safe and comfortable potential for greater consultation our platform is $39 vs. nationwide so experience that our personalization and submission within one average cost of everyone can get the patients feel (often first improved outcomes by 2 hour vs. average of 24 $200-300 to visit a care they need time buyers) a fully digital platform days for traditional doctor in-person 1 appointment hims&hers 13 1. Merrill Hawkins: 2017 Survey of Physician Appointment Wait Times and Medicare and Medicaid Acceptance Rates; 2. Medical Expenditure Panel Survey

all made possible by rigorous, evidence-based guidelines and comprehensive provider training

Screening

Board Certification
We require all applicants to be board-certified in an applicable specialty

State Licensing
Must be licensed to practice medicine in states of customers they will serve

AMA Good Standing
Good standing with American Medical Association (AMA) and track record of patient care in appropriate clinical setting[1]

Assessment

Verification
Detailed credentials, licenses, and qualifications cross-checked against numerous federal, state, and other agencies

Training
Comprehensive written testing ensuring clinical skill and quality then reviewed by advisory board of physicians with only the most qualified applicants approved

Security Audits
Sanctions check against medical licenses, medicare/medicaid fraud, malpractice, and background checks against the National Practitioner Data Bank before we get started - how are you feeling today?

240

U.S. licensed providers with an average of **14 years in practice** for our physicians

94%

average provider **quality score** for reviewed encounters

4.7 / 5.0

average **patient rating** of provider consultation

9k+

quality control provider **chart reviews**

Source: Company internal data
Note: All numbers as of June 2020
1. Only applies to physicians

hims & hers 14

and a high sea e seamless patient & clinician experience facilitated by proprietary, purposeful tech Meet just some of the technology helping our customers receive high-quality care faster and with more precision . (• ) (• •) < verify / < 1 consult /> < 11 diagnose 1> < h continuity /> Si/denafil Multiple system tools to Algorithms help identify Systems tools support Programmatic continuity of validate patient data to patient consultations provider diagnosis by care tools personalize The more offordobre FDA-opprov•d medication thof treots Erecttle Dysfur ol o quorter of the cost confirm verification and requiring early attention highlighting potential follow-ups based on reduce fraud and patient clarifications safety issues and surfacing patient and prescription evidence-based clinical Sh~p N:)V. I $J~ 00 guidelines on onlmo Mlh a 11Wd cal _profe-t who Wlh detom'lln l-H! prodiiC: page fo.- impOdtln so •ty rm11t n and a high sea e seamless patient & clinician experience facilitated by proprietary, purposeful tech Meet just some of the technology helping our customers receive high-quality care faster and with more precision . (• ) (• •) < verify / < 1 consult /> < 11 diagnose 1> < h continuity /> Si/denafil Multiple system tools to Algorithms help identify Systems tools support Programmatic continuity of validate patient data to patient consultations provider diagnosis by care tools personalize The more offordobre FDA-opprov•d medication thof treots Erecttle Dysfur ol o quorter of the cost confirm verification and requiring early attention highlighting potential follow-ups based on reduce fraud and patient clarifications safety issues and surfacing patient and prescription evidence-based clinical Sh~p N:)V. I $J~ 00 guidelines on onlmo Mlh a 11Wd cal _profe-t who Wlh detom'lln l-H! prodiiC: page fo.- impOdtln so •ty rm11t n this new paradigm of healthcare has unlocked nprec patient growth 2.0mm 2mm+ 10mm+ H&H telemedicine Cumulative patient 1 consultations since touchpoints launch 1.2mm H&H telemedicine 431k consultations since launch 2018 2019 Q2 2020 Sourco: Company internal dolo Nolo: All numbers as of juno 2020 I. Includes cumula/IV(J follow up mossogos, lef<Hnedic1no visits on our platform, renewal visits, and snipmonls do/ivored this new paradigm of healthcare has unlocked nprec patient growth 2.0mm 2mm+ 10mm+ H&H telemedicine Cumulative patient 1 consultations since touchpoints launch 1.2mm H&H telemedicine 431k consultations since launch 2018 2019 Q2 2020 Sourco: Company internal dolo Nolo: All numbers as of juno 2020 I. Includes cumula/IV(J follow up mossogos, lef<Hnedic1no visits on our platform, renewal visits, and snipmonls do/ivored delivering a consumer experience unlike anything in the industry 23 21 NPS scores by industry 15 14 9 6 (3) (4) (6) Fixed Hotel & Consumer P&C Health Life Utilities hims & hers Banking Retail Wireless Cable Lodging Electronics Insurance Provider Insurance Line Source: Company internal data, Accenture Consulting Note: Net Promoter Score ('NPS ) for industries calculatod by subtracting bottom 3 detractors from top 3 promoters hims&hers 17 1. Reflocts scoro received from subscribers 180+ days from their initial subscription date delivering a consumer experience unlike anything in the industry 23 21 NPS scores by industry 15 14 9 6 (3) (4) (6) Fixed Hotel & Consumer P&C Health Life Utilities hims & hers Banking Retail Wireless Cable Lodging Electronics Insurance Provider Insurance Line Source: Company internal data, Accenture Consulting Note: Net Promoter Score ('NPS ) for industries calculatod by subtracting bottom 3 detractors from top 3 promoters hims&hers 17 1. Reflocts scoro received from subscribers 180+ days from their initial subscription date

Customer driven adopted and championed by our organic growth the Customers who represent our '-'Ustomers are future of the healthcare system ambassadors for our brand, building community and driving organic growth Millennia Is Word of Mouth & User Generated of our Customers make up the majority Content are first time buyers of our Customers + Enhanced Brand 0 Awareness Rapid Growth & of US population is Gen X or younger LowCAC hims&hers 18 Source: Company intornal data, Wilham H. Frey analysis Customer driven adopted and championed by our organic growth the Customers who represent our '-'Ustomers are future of the healthcare system ambassadors for our brand, building community and driving organic growth Millennia Is Word of Mouth & User Generated of our Customers make up the majority Content are first time buyers of our Customers + Enhanced Brand 0 Awareness Rapid Growth & of US population is Gen X or younger LowCAC hims&hers 18 Source: Company intornal data, Wilham H. Frey analysis whose pre-existing health system loyalty is limited and whose lifetime value is just beginning



53%

of people would prefer taking care of health needs remotely (online via telemedicine) vs. visiting a doctor's office[1]


Today
age 18-40
~$350bn
TAM
Tomorrow
age 40-60
~$400bn
TAM
Tomorrow
Age 60+
~$500bn
TAM
Menopause
Diabetes Control
Hypertension
Cholesterol
Fertility
Sleep
Erectile Dysfunction
Dermatology
Primary Care
Anxiety & Depression
Hair Loss
Birth Control

1. Based on results from internal Company survey conducted August 2020

Note: Market size based on global spend (except for Primary Care which is US only)

Market Size Sources: Grand View Research, 2020; Arizton, 2018; Medgadget, 2019; Market Research, 2020; Allied Market Research, 2020; Research and Markets, 2020; Market Research Future, 2020; Mordor Intellegence, 2020; Company internal data hims & hers 19

our immediately addressable markets are massive and underpenetrated Erectile Anxiety& Dysfunction Depression ( ED'') -S44bn -S4bn -$14bn -$ bn 4 2 3 1 market size market size market size market sizeour immediately addressable markets are massive and underpenetrated Erectile Anxiety& Dysfunction Depression ( ED'') -S44bn -S4bn -$14bn -$ bn 4 2 3 1 market size market size market size market size all with key underlying fundamentals making for logical expansion Recently Launched Future Opportunities Anxiety& Primary Hair Loss ED Depression Dermatology Care Sleep Fertility Diabetes Cholesterol 4 1 5 Spend $44bn $280bn $15bn $21bn Chronic • • • • • • • • Generic Medication • • • • • • • • • Specialty Focus • • • Stigma • • • • • • Telemedicine Enabled • • • • • • • • Note: Markel size based on global spend (except for Primary Care which is US only) hims&hers 21 1. Grand View Research, 2020; 2. Arizton, 2018; 3. Medgadgol, 2019; 4. Market Research, 2020; 5. Allied Market Research, 2020; 6. Research and Markets, 2020; 7. Mordor Intelligence all with key underlying fundamentals making for logical expansion Recently Launched Future Opportunities Anxiety& Primary Hair Loss ED Depression Dermatology Care Sleep Fertility Diabetes Cholesterol 4 1 5 Spend $44bn $280bn $15bn $21bn Chronic • • • • • • • • Generic Medication • • • • • • • • • Specialty Focus • • • Stigma • • • • • • Telemedicine Enabled • • • • • • • • Note: Markel size based on global spend (except for Primary Care which is US only) hims&hers 21 1. Grand View Research, 2020; 2. Arizton, 2018; 3. Medgadgol, 2019; 4. Market Research, 2020; 5. Allied Market Research, 2020; 6. Research and Markets, 2020; 7. Mordor Intelligence

we own the trusted consumer relationship and are uniquely positioned in the rapidly-emerging landscape



B2C Focused
hims & hers
GoodRx
one medical
Telehealth Capability
Telehealth Platform
Livongo
TELADOC
amwell
B2B2C Focused

> *We have a defensible model, **engaging directly with consumers**, and thus are indifferent to future system evolutions*

hims & hers 22

secular tailwinds are COVID-19 radically accelerating the Market Forces shift towards digital care Rise in high deductible health plans (HDHPs) • shifting risk to consumers of providers now view of providers now more telehealth more comfortable using Consumer adoption of favorably telehealth technology driving preference for change in healthcare 50-175x Rapidly increasing medical costs driving need for price of consumers now more telehealth visits transparency today vs. pre COVID interested in using telehealth vs 11% use of telehealth in 2019 hims&hers 24 Source: McKinsey, 2020, Tolehco/th: A quorler-tril/ion-dol/ar pcst-COV/D-19 reality? secular tailwinds are COVID-19 radically accelerating the Market Forces shift towards digital care Rise in high deductible health plans (HDHPs) • shifting risk to consumers of providers now view of providers now more telehealth more comfortable using Consumer adoption of favorably telehealth technology driving preference for change in healthcare 50-175x Rapidly increasing medical costs driving need for price of consumers now more telehealth visits transparency today vs. pre COVID interested in using telehealth vs 11% use of telehealth in 2019 hims&hers 24 Source: McKinsey, 2020, Tolehco/th: A quorler-tril/ion-dol/ar pcst-COV/D-19 reality?

the strength of our platform is also enabling transformation for entrenched stakeholders

*As customers' preference towards telemedicine modalities increases, **traditional health systems and corporates will look to bridge with consumer friendly, and brand name platforms and offerings***

Health Sevices

- clinically focused telemedicine platform
- nationwide prescription drug delivery
- synergistic continuity of care
- screened and trained telemedicine provider network

in early partnerships with:

Ochsner

SINAI


Ochsner

hims & hers 25

an inexpensive turnkey telehealth option for cost-conscious employers key benefits hims&hers ~ 00 for enterpri~e 100+ high utilization, specialty affordable specialty 1 1 Meet hims a hers for • medications categories categories organizations, a new kind of consumer friendly employer benefit that covers • platform a brand employees for everything acute, chronic, 50 4/7 from sexual health, mental • preventative care in-house state prescription health and primary care delivery network coverage & prescription home delivery • support value based pricing • Source: Company internal data Note: All numbers as of june 2020 hims&hers 26 I. Represents total number of reported medications token and specialty categories of treatment undergone by hims a hers customers, including medications and treotmonts provided by sources outside of the Company platform an inexpensive turnkey telehealth option for cost-conscious employers key benefits hims&hers ~ 00 for enterpri~e 100+ high utilization, specialty affordable specialty 1 1 Meet hims a hers for • medications categories categories organizations, a new kind of consumer friendly employer benefit that covers • platform a brand employees for everything acute, chronic, 50 4/7 from sexual health, mental • preventative care in-house state prescription health and primary care delivery network coverage & prescription home delivery • support value based pricing • Source: Company internal data Note: All numbers as of june 2020 hims&hers 26 I. Represents total number of reported medications token and specialty categories of treatment undergone by hims a hers customers, including medications and treotmonts provided by sources outside of the Company platform our 300,000 sq. ft. Ohio pharmacy unlocks our future ability to accept insurance location:
Columbus, OH

features:
- ✓ 300k sq. ft. floor
- ✓ Secure regulation standard drug storage cage
- ✓ Full automation packaging machinery



increasing our drug coverage by 400% with access to $408bn in untapped spend

~$101bn
Generic Drug Spend[1]

~$408bn
Branded Drug Spend[1]


20% generic
80% branded

4x

untapped branded drug market presents an incremental opportunity that is 4x the value of generic drugs today

Enabling support for insurance reimbursements will serve as a top of funnel accelerant, allowing hims & hers to serve a broader breadth of conditions and offer 4x the treatment flexibility

Source: Company internal data
1. IMS, 2019

hims & hers 27

the rise of digital health is not limited to ~260% $12tn the United States ... potential addressable global healthcare 2 market growth in select market size telehealth friendly future 1 markets USA UK EU Canada Australia Indonesia Singapore 330mm 66mm 446mm 38mm 25mm 268mm 6mm population population population population population population population • • • • • • Source: World Bank, United States Census Bureau, Eurostat, StatCan hims&hers 28 1. Bain a Company. 2020, Covid- 19 Accelerates the Adoption of Te/emedicine in Asia-Pacific Countries; 2. Research and Market, 2019 the rise of digital health is not limited to ~260% $12tn the United States ... potential addressable global healthcare 2 market growth in select market size telehealth friendly future 1 markets USA UK EU Canada Australia Indonesia Singapore 330mm 66mm 446mm 38mm 25mm 268mm 6mm population population population population population population population • • • • • • Source: World Bank, United States Census Bureau, Eurostat, StatCan hims&hers 28 1. Bain a Company. 2020, Covid- 19 Accelerates the Adoption of Te/emedicine in Asia-Pacific Countries; 2. Research and Market, 2019

hims&hers hims&hers

the combination of a massive market, disruptive technology and a world class team has led to ... 71% 128% -3x Best-in-class gross High revenue Strong subscriber growth margin profile unit economics 128% revenue CAGR from -3x 3-year LTV-to-CAC Attractive and expanding 1 2 ratio 2018-2020E-extremely attractive gross margins of 71% as of return relative to publicly traded peers 02 2020 ( +2.4x since 2018) Source: Company internal data Nato: All numbers as of june 2020 I. LTV defined as new subscriber cohort actual revenue for historical months and projected revenue for future periods, minus projected cost of rovonue, customer service, fulfillment, sales tax, and payment processing expenses hims&hers 30 2. CAC defined as acquisition marketing expense (dofined as marketing expense excluding heodcount expense, stock-based compensation. agency, contractor and other overhead expenses) divided by number of total new unique subscribers the combination of a massive market, disruptive technology and a world class team has led to ... 71% 128% -3x Best-in-class gross High revenue Strong subscriber growth margin profile unit economics 128% revenue CAGR from -3x 3-year LTV-to-CAC Attractive and expanding 1 2 ratio 2018-2020E-extremely attractive gross margins of 71% as of return relative to publicly traded peers 02 2020 ( +2.4x since 2018) Source: Company internal data Nato: All numbers as of june 2020 I. LTV defined as new subscriber cohort actual revenue for historical months and projected revenue for future periods, minus projected cost of rovonue, customer service, fulfillment, sales tax, and payment processing expenses hims&hers 30 2. CAC defined as acquisition marketing expense (dofined as marketing expense excluding heodcount expense, stock-based compensation. agency, contractor and other overhead expenses) divided by number of total new unique subscribers attractive historical revenue growth and significant gross margin expansion



Year-over-Year Growth %
——
▲ 209%
▲ 67%
Annual revenue
($ millions, unaudited)
128% CAGR
$27
$83
$138
2018A
2019A
2020E



% Gross Margin
29%
54%
71%
Annual gross profit
($ millions, unaudited)
254% CAGR
$8
$45
$98
2018A
2019A
2020E

Note: Company recognizes revenue under ASC 606 on a gross basis; Projections are before contribution of recently launched and soon-to-be-launched business lines
Source: Company internal data

hims&hers 31

highly recurring, diversified pharmaceutical revenue 7% wholesale 7% 7% wholesale wholesale 2% 91% online 35% 83% 57% 10% (non-subscription) online hair, dermatology, online (Rx) sexual health (subscription) online (non-Rx) other Prescription vs Subscnphor vs Revenue by non-prescription non-subscrip product medication Note: All numbers as of Q2 2020 hims&hers 32 Source: Company internal data highly recurring, diversified pharmaceutical revenue 7% wholesale 7% 7% wholesale wholesale 2% 91% online 35% 83% 57% 10% (non-subscription) online hair, dermatology, online (Rx) sexual health (subscription) online (non-Rx) other Prescription vs Subscnphor vs Revenue by non-prescription non-subscrip product medication Note: All numbers as of Q2 2020 hims&hers 32 Source: Company internal data strong revenue growth since inception driven by average order value and order growth #Online Orders (thousands) 194 324 483 585 672 671 571 546 572 •• •• •• % Multi-Monthly Orders Quarterly revenue •• •• . • $36 ($ millions, O'Yo 5% 12'Yo 17% •• • unaudited) •• •• • .. ., 186% •. ·• $lO ····· ••• Quarterly average CAGR ••••• .... order value' ' .. $59 •• • $25 •• 59% ($, unaudited) •• • $53 CAGR • •• . .. $20 $22 •• •• • .. .. • . . .. $44 • • •• • ... .. ···· $16 ... ····· • $33 •• • .· $12 $27 $28 $23 $26 $26 $8 $4 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Sourco: Company internal data hims &hers 33 1. AOV based on calendar month online revenue before accounting revenue recognition adjustments strong revenue growth since inception driven by average order value and order growth #Online Orders (thousands) 194 324 483 585 672 671 571 546 572 •• •• •• % Multi-Monthly Orders Quarterly revenue •• •• . • $36 ($ millions, O'Yo 5% 12'Yo 17% •• • unaudited) •• •• • .. ., 186% •. ·• $lO ····· ••• Quarterly average CAGR ••••• .... order value' ' .. $59 •• • $25 •• 59% ($, unaudited) •• • $53 CAGR • •• . .. $20 $22 •• •• • .. .. • . . .. $44 • • •• • ... .. ···· $16 ... ····· • $33 •• • .· $12 $27 $28 $23 $26 $26 $8 $4 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Sourco: Company internal data hims &hers 33 1. AOV based on calendar month online revenue before accounting revenue recognition adjustments strong unit economics with 3x LTV/CAC 1 Cumulative Revenue per New Subscriber by Cohort Marketing Spend and Customer Acquisition Cost ( CAC ) $250 $153 $200 $150 Acquisition 2 Marketing $100 • $27mm -·- Q2 2020 Q72020 $50 $9mm $8mm 2H 2019 1H 2019 $0 months since initial purchase 2H 2018 2019 Q12020 Q2 2020 0 2 3 4 5 6 7 8 9 10 11 12 13 14 revenue per subscription continues to increase with each new cohort, cost of new subscriber acquisition has 4 resulting in Q2 2020 cohort LTV of $205 on a 1-year basis and $325 on a continued to decline 3-year basis, a - 2x and - 3x return on CAC, respectively Source: Company internal data 1. Numbers as afjuly 2020. F?eflects online revenue before refunds, chargebacks and accounting accrual/deferral adjustments; 2. Defined as marketing expense excluding headcount expense, stock-based compensation, agency, contractor and other overhead expenses; 3. Defined as acquisition marketing expense divided by number of total new unique subscribers; 4. Defined as new subscriber cohort adual revenue for historical months and projected revenue hims&hers 34 for future periods, minus projected cost of revenue, customer service, fulfillment, soles tax. and payment processing expenses strong unit economics with 3x LTV/CAC 1 Cumulative Revenue per New Subscriber by Cohort Marketing Spend and Customer Acquisition Cost ( CAC ) $250 $153 $200 $150 Acquisition 2 Marketing $100 • $27mm -·- Q2 2020 Q72020 $50 $9mm $8mm 2H 2019 1H 2019 $0 months since initial purchase 2H 2018 2019 Q12020 Q2 2020 0 2 3 4 5 6 7 8 9 10 11 12 13 14 revenue per subscription continues to increase with each new cohort, cost of new subscriber acquisition has 4 resulting in Q2 2020 cohort LTV of $205 on a 1-year basis and $325 on a continued to decline 3-year basis, a - 2x and - 3x return on CAC, respectively Source: Company internal data 1. Numbers as afjuly 2020. F?eflects online revenue before refunds, chargebacks and accounting accrual/deferral adjustments; 2. Defined as marketing expense excluding headcount expense, stock-based compensation, agency, contractor and other overhead expenses; 3. Defined as acquisition marketing expense divided by number of total new unique subscribers; 4. Defined as new subscriber cohort adual revenue for historical months and projected revenue hims&hers 34 for future periods, minus projected cost of revenue, customer service, fulfillment, soles tax. and payment processing expenses historical and projected financial summary ($ millions, unaudited) 2018A 2019A 2020E 2021E 2022E Revenue $27 $83 $138 $179 $233 30'}'. 30'}'. 209'}'. 67'Y. YoY 'Yo Growth Gross Profit $8 $45 $98 $130 $175 472'}'. 119'}'. 33'}'. 34'}'. YoY 'Yo Growth 'Y. Margin 29'}'. 54 'Yo 73'}'. 71 'Y. 75'Y. 1 Adjusted EBITDA ($68) ($66) ($20) ($29) ($9) Source: Company internal data Note: Projections oro before contribution of recently launched and soon-to-be- launched business lines hims &hers 35 1. Please refer to page 42 for definition historical and projected financial summary ($ millions, unaudited) 2018A 2019A 2020E 2021E 2022E Revenue $27 $83 $138 $179 $233 30'}'. 30'}'. 209'}'. 67'Y. YoY 'Yo Growth Gross Profit $8 $45 $98 $130 $175 472'}'. 119'}'. 33'}'. 34'}'. YoY 'Yo Growth 'Y. Margin 29'}'. 54 'Yo 73'}'. 71 'Y. 75'Y. 1 Adjusted EBITDA ($68) ($66) ($20) ($29) ($9) Source: Company internal data Note: Projections oro before contribution of recently launched and soon-to-be- launched business lines hims &hers 35 1. Please refer to page 42 for definition transaction summary Pro Forma Enterprise Value($ millions) Share Price $10.00 • Implied pro forma enterprise value of $1.6 billion Pro Forma Shares Outstanding 192.656 • OAC to combine with hims a hers • Represents an attractive pro forma multiple of 12.2x 2021E Gross Profit and 8.9x 2021E Revenue Equity Value $1,927 • Existing hims a hers shareholders eligible to receive up to 16 million shares subject to ratable vesting in thirds contingent (-) Cash on Balance Sheee (334) upon post-closing share price of $15.00, $17.50 and $20.00 within 5-years post-closing (+)Debt • Concurrent with the transaction, OAC and hims a hers are seeking to raise up to $75mm in a PIPE at $10.00 per share Pro Forma Enterprise Value $1,592 2 • Existing shareholders of hims a hers to maintain approximately 84% ownership Pro Forma EV I 2021E Revenue 8.9x Illustrative Sources & Uses($ millions) Pro Forma EV I 2021E Gross Profit 12.2x Sources Uses Illustrative Pro Forma 1 3 OAC Cash Held in Trust $205 Cash to Balance Sheet $245 4% Ownership at Close 2 1,600 PIPE Investment Proceeds 75 Sellers' Equity 2 Sellers' Rollover Equity 2 4 ·~~ 1,600 Sellers' Equity Transaction Fees 35 OAC Shareholders 84% Total $1,880 Total $1,880 PIPE Investors • Source: Company internal data Note: Assumes no redemptions. Sharecount includes 160.0 million roll-over shares, 20.1 million OAC public shares, 7.5 million PIPE shares and 5.0 million sponsors shares. Excludes impact of 6.7 million OAC public warronts and 4.0 million private p/ocement warrants; OAC management to transfer 25% of sponsor shares and private placement warrants to existing hims 8 hers shareholders; hims a hers projections are before contribution of recently launched and soon-to-be-launched business lines 1. Based on cash held in short term investments as of june 30, 2020 2. Dual class common stock structure to be implemented at closing, with the CEO of hims ll hers receiving high vote common stock such that the CEO of hims ll hers will exercise no greater than 90% of the voting power immediately after closing with applicable sunset provisions hims&hers 36 3. Includes $89mm of cash currentiy on Company balance sheet as of june 30, 2020, in addition to $205mm cash from OAC and $75mm from the PIPE investors (a portion of the PIPE proceeds may be used to purchase secondary shares from existing hims ll hers shareholders) 4. Includes management transaction bonus of $70 million transaction summary Pro Forma Enterprise Value($ millions) Share Price $10.00 • Implied pro forma enterprise value of $1.6 billion Pro Forma Shares Outstanding 192.656 • OAC to combine with hims a hers • Represents an attractive pro forma multiple of 12.2x 2021E Gross Profit and 8.9x 2021E Revenue Equity Value $1,927 • Existing hims a hers shareholders eligible to receive up to 16 million shares subject to ratable vesting in thirds contingent (-) Cash on Balance Sheee (334) upon post-closing share price of $15.00, $17.50 and $20.00 within 5-years post-closing (+)Debt • Concurrent with the transaction, OAC and hims a hers are seeking to raise up to $75mm in a PIPE at $10.00 per share Pro Forma Enterprise Value $1,592 2 • Existing shareholders of hims a hers to maintain approximately 84% ownership Pro Forma EV I 2021E Revenue 8.9x Illustrative Sources & Uses($ millions) Pro Forma EV I 2021E Gross Profit 12.2x Sources Uses Illustrative Pro Forma 1 3 OAC Cash Held in Trust $205 Cash to Balance Sheet $245 4% Ownership at Close 2 1,600 PIPE Investment Proceeds 75 Sellers' Equity 2 Sellers' Rollover Equity 2 4 ·~~ 1,600 Sellers' Equity Transaction Fees 35 OAC Shareholders 84% Total $1,880 Total $1,880 PIPE Investors • Source: Company internal data Note: Assumes no redemptions. Sharecount includes 160.0 million roll-over shares, 20.1 million OAC public shares, 7.5 million PIPE shares and 5.0 million sponsors shares. Excludes impact of 6.7 million OAC public warronts and 4.0 million private p/ocement warrants; OAC management to transfer 25% of sponsor shares and private placement warrants to existing hims 8 hers shareholders; hims a hers projections are before contribution of recently launched and soon-to-be-launched business lines 1. Based on cash held in short term investments as of june 30, 2020 2. Dual class common stock structure to be implemented at closing, with the CEO of hims ll hers receiving high vote common stock such that the CEO of hims ll hers will exercise no greater than 90% of the voting power immediately after closing with applicable sunset provisions hims&hers 36 3. Includes $89mm of cash currentiy on Company balance sheet as of june 30, 2020, in addition to $205mm cash from OAC and $75mm from the PIPE investors (a portion of the PIPE proceeds may be used to purchase secondary shares from existing hims ll hers shareholders) 4. Includes management transaction bonus of $70 million comparable company benchmarking 1 Peer Group hims& hers ~ Livongo• + one medical GoodB 2 TELADOC. Average 71% 2019A-2022E 42% 41% 38% 37% Revenue CAGR 24% 93% 75% 73% 67% 63% 2021E Gross Profit 37% Margin 71% 58% 2019A-2022E Gross 41% 36% 36% ProfitCAGR 24% Source: Company internal data, Factsot, publicly ovoiloblo company filings hims&hers 37 Nato: hims a hors projections are before contribution of recently launched and soon-to-be-launched business lines; Tolacloc and Uvongo are illustrated on a pre-combination basis 1. GoodRx estimates based on Rennaisance Capitol projections comparable company benchmarking 1 Peer Group hims& hers ~ Livongo• + one medical GoodB 2 TELADOC. Average 71% 2019A-2022E 42% 41% 38% 37% Revenue CAGR 24% 93% 75% 73% 67% 63% 2021E Gross Profit 37% Margin 71% 58% 2019A-2022E Gross 41% 36% 36% ProfitCAGR 24% Source: Company internal data, Factsot, publicly ovoiloblo company filings hims&hers 37 Nato: hims a hors projections are before contribution of recently launched and soon-to-be-launched business lines; Tolacloc and Uvongo are illustrated on a pre-combination basis 1. GoodRx estimates based on Rennaisance Capitol projections comparable company benchmarking (cont'd) 1 Peer Group hims& hers ~ Livongo· + one medical 2 TELADOC. GoodB Average 32.9x 29.6x 21.7x 15.1x EV/ 2021E Revenue 8.9x 9.2x hims & hers discount to (73%) (70%) (47%) (3%) (59%) peers 39.7x 35.2x 31.0x 24.9x 24.2x EV/ 2021E Gross Profit 12.2x hims & hers discount to (69%) (50%) (51%) (65%) (61%) peers Source: Company internal data, Factsot, publicly ovoiloblo company filings; Market data as of 9/30/2020 hims & hers 38 Note: hims a hers projections are before contribution of recently launched and soon-to-be-launched business lines; Tolocloc and Uvongo are illustrated on a pre-combination basis 1. GaaciRx estimates based on Rennaisance Capitol projections comparable company benchmarking (cont'd) 1 Peer Group hims& hers ~ Livongo· + one medical 2 TELADOC. GoodB Average 32.9x 29.6x 21.7x 15.1x EV/ 2021E Revenue 8.9x 9.2x hims & hers discount to (73%) (70%) (47%) (3%) (59%) peers 39.7x 35.2x 31.0x 24.9x 24.2x EV/ 2021E Gross Profit 12.2x hims & hers discount to (69%) (50%) (51%) (65%) (61%) peers Source: Company internal data, Factsot, publicly ovoiloblo company filings; Market data as of 9/30/2020 hims & hers 38 Note: hims a hers projections are before contribution of recently launched and soon-to-be-launched business lines; Tolocloc and Uvongo are illustrated on a pre-combination basis 1. GaaciRx estimates based on Rennaisance Capitol projections comparable company benchmarking (cont'd) Revenue Multiple Gross Profit Multiple Market Adj. Revenue Growth Gross Margin Gross Profit Growth Revenue Multiple Gross Profit Multiple (Growth Adjusted) (Growth Adjusted) Share Cap EV Company Price($) ($mm) ($mm) 2021E 2022E 2021E 2022E 2021E 2022E 2021E 2022E 2021E 2022E 2021E 2022E 2021E 2022E ~ Livongo· 56'}'. 50'}'. $140.05 $17,440 $16,604 75% 74'7. 53% 49'}'. 29.6x 19.6x 39.7x 26.6x 0.5x 0.4x 0.7x 0.5x $219.24 $20,245 $20,091 34'}'. 63'}'. 36'}'. 28'}'. 15.1x 12.2x 24.2x 19.0x 0.4x 0.5x 0.7x 0.7x 24% 64% 2 TELADOC. +one medical 27'}'. 25'}'. 39'}'. n.m.' 32'}'. n.m.' $28.36 $4,230 $3,885 37'7. 9.2x 7.4x 24.9x 18.8x 0.3x 0.3x 0.6x 35'}'. 37'}'. 93'}'. 93'}'. 34'}'. 37'}'. $55.60 $24,259 $24,064 32.9x 24.0x 35.2x 25.8x 0.9x 0.6x l.Ox 0.7x Mean 38'}'. 34% 67'}'. 68'}'. 41'}'. 36'}'. 21.7x 15.8x 31.0x 22.5x 0.6x 0.5x 0.8x 0.6x Median 35'}'. 31% 69'}'. 69'}'. 36'}'. 35'}'. 22.4x 15.9x 30.0x 22.4x 0.5x 0.4x 0.7x 0.6x 3 33'}'. $1,927 $1,592 30'}'. 30'}'. 73'}'. 75% 34% 8.9x 6.8x 12.2x 9.1x 0.3x 0.2x 0.4x 0.3x hims& hers Source: Company internal data, Factset. publicly available company filings; Market data as of 9/30/2020 hims&hers 39 Note: hims a hers projections are before contribution of recently launched and soon- to-be-launched business lines; Telocloc and Livongo are illustrated on a pre-combination basiS I. 2021£ gross profit growth for One Medical is not meaningful giV<>n the depressed state of 2020 financiols due to COV/D- 19; 2. Goodl?x estimates based on l?ennoisance Capital projections; 3. Based on pro forma hims a hers equity value and enterprise value comparable company benchmarking (cont'd) Revenue Multiple Gross Profit Multiple Market Adj. Revenue Growth Gross Margin Gross Profit Growth Revenue Multiple Gross Profit Multiple (Growth Adjusted) (Growth Adjusted) Share Cap EV Company Price($) ($mm) ($mm) 2021E 2022E 2021E 2022E 2021E 2022E 2021E 2022E 2021E 2022E 2021E 2022E 2021E 2022E ~ Livongo· 56'}'. 50'}'. $140.05 $17,440 $16,604 75% 74'7. 53% 49'}'. 29.6x 19.6x 39.7x 26.6x 0.5x 0.4x 0.7x 0.5x $219.24 $20,245 $20,091 34'}'. 63'}'. 36'}'. 28'}'. 15.1x 12.2x 24.2x 19.0x 0.4x 0.5x 0.7x 0.7x 24% 64% 2 TELADOC. +one medical 27'}'. 25'}'. 39'}'. n.m.' 32'}'. n.m.' $28.36 $4,230 $3,885 37'7. 9.2x 7.4x 24.9x 18.8x 0.3x 0.3x 0.6x 35'}'. 37'}'. 93'}'. 93'}'. 34'}'. 37'}'. $55.60 $24,259 $24,064 32.9x 24.0x 35.2x 25.8x 0.9x 0.6x l.Ox 0.7x Mean 38'}'. 34% 67'}'. 68'}'. 41'}'. 36'}'. 21.7x 15.8x 31.0x 22.5x 0.6x 0.5x 0.8x 0.6x Median 35'}'. 31% 69'}'. 69'}'. 36'}'. 35'}'. 22.4x 15.9x 30.0x 22.4x 0.5x 0.4x 0.7x 0.6x 3 33'}'. $1,927 $1,592 30'}'. 30'}'. 73'}'. 75% 34% 8.9x 6.8x 12.2x 9.1x 0.3x 0.2x 0.4x 0.3x hims& hers Source: Company internal data, Factset. publicly available company filings; Market data as of 9/30/2020 hims&hers 39 Note: hims a hers projections are before contribution of recently launched and soon- to-be-launched business lines; Telocloc and Livongo are illustrated on a pre-combination basiS I. 2021£ gross profit growth for One Medical is not meaningful giV<>n the depressed state of 2020 financiols due to COV/D- 19; 2. Goodl?x estimates based on l?ennoisance Capital projections; 3. Based on pro forma hims a hers equity value and enterprise value

1 Purpose-built platform and brand with a massive opportunity Highly engaged and recurring patient base 2 Attractive financial profile with visible path to profitability 3 OAC investment thesis Visionary founder with experienced management team 4 5 Compelling deal framework with strong rollover partners 6 Highly attractive valuation relative to peers hims &hers 40 1 Purpose-built platform and brand with a massive opportunity Highly engaged and recurring patient base 2 Attractive financial profile with visible path to profitability 3 OAC investment thesis Visionary founder with experienced management team 4 5 Compelling deal framework with strong rollover partners 6 Highly attractive valuation relative to peers hims &hers 40

Adjusted EBITDA Reconciliation ($ millions, unaudited) 2018A 2019A Net Income ($75) ($69) ( +) Stock-based Compensation $7 $5 ( +) Depreciation and Amortization 0 0 1 (+)Vendor Warrants 0 (1) ( +) Provision for Income Taxes 0 0 ( +) Interest Expense 0 0 (-) Interest Income (1) (2) Adjusted EBITDA ($68) ($66) Source: Company internal data hims &hers 42 1. Net warrant expense for warrants granted in commercial partnerships Adjusted EBITDA Reconciliation ($ millions, unaudited) 2018A 2019A Net Income ($75) ($69) ( +) Stock-based Compensation $7 $5 ( +) Depreciation and Amortization 0 0 1 (+)Vendor Warrants 0 (1) ( +) Provision for Income Taxes 0 0 ( +) Interest Expense 0 0 (-) Interest Income (1) (2) Adjusted EBITDA ($68) ($66) Source: Company internal data hims &hers 42 1. Net warrant expense for warrants granted in commercial partnerships